Exhibit 99.1

Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Quarterly Report on Form 10-Q of Milacron Inc., a Delaware corporation (the "Company") for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to such officer's knowledge and belief, that:

      1.)      the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2.)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the date and for the periods indicated.

Dated:	August 13, 2002	By:	/s/Ronald D. Brown

Ronald D. Brown Chief Executive Officer

Dated:	August 13, 2002	By:	/s/Robert P. Lienesch

Robert P. Lienesch Chief Financial Officer

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